UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2006

SHORE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-22345	52-1974638
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

18 East Dover Street, Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)

(410) 822-1400
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

࿳  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿳  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿳  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

࿳  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

ITEM 1.01.  Entry Into a Material Definitive Agreement.

At the 2006 Annual Meeting of Stockholders of Shore Bancshares, Inc. (the “Company”) held on April 26, 2006, the Company’s stockholders approved the adoption of the Shore Bancshares, Inc. 2006 Stock and Incentive Compensation Plan (the “Plan”). The form of the Plan was approved by the Company’s Board of Directors on March 13, 2006, but was not effective unless and until it was also approved by stockholders. The effective date of the Plan is April 26, 2006. The material terms of the Plan were discussed in detail in “Proposal 2”, beginning on Page 16, of the Company’s 2006 definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2006, which discussion is incorporated herein by reference.

ITEM 2.02.  Results of Operation and Financial Condition.

Also on April 26, 2006, the Company issued a press release describing the Company’s financial results for the quarter ended March 31, 2006, a copy of which is furnished herewith as Exhibit 99.1.

The information contained in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1.	Shore Bancshares, Inc. 2006 Stock and Incentive Compensation Plan (incorporated by reference to Appendix A of the Company’s 2006 definitive proxy statement filed on March 24, 2006).

Exhibit 99.1	Press Release dated April 26, 2006 (furnished herewith).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: April 28, 2006	By:	/s/ W. Moorhead Vermilye
W. Moorhead Vermilye
President and CEO

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 10.1.	Shore Bancshares, Inc. 2006 Stock and Incentive Compensation Plan (incorporated by reference to Appendix A of the Company’s 2006 definitive proxy statement filed on March 24, 2006).

Exhibit 99.1	Press Release dated April 26, 2006 (furnished herewith).